UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2013

EMBASSY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-1449794	26-3339011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Gateway Drive, Suite 100
Bethlehem, PA	18017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant tor Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers.

On January 1, 2013, Embassy Bank for the Lehigh Valley (the “Bank”), the primary operating subsidiary of Embassy Bancorp, Inc. (the “Company”), entered into an amendment (the “Amendment”) to each of the supplemental executive retirement plan agreements between the Bank and David M. Lobach, Jr., Chairman, President and Chief Executive Officer, Judith A. Hunsicker, Chief Financial Officer, and James R. Bartholomew, Executive Vice President, identified in the table below (the “Agreements”). The Amendments provide solely for an increase in the amount of the annual benefit payable under the Agreements, as set forth in the table.

Name	Agreement	Prior Annual Benefit	New Annual Benefit
David M. Lobach, Jr.	Supplemental Executive Retirement Plan Agreement dated November 19, 2010	$50,000	$127,000
Judith A. Hunsicker	Amended and Restated Supplemental Executive Retirement Plan Agreement dated November 19, 2010	$165,000	$178,500
James R. Bartholomew	Amended and Restated Supplemental Executive Retirement Plan Agreement dated November 19, 2010	$95,000	$112,800

The foregoing description of the Amendments is qualified in its entirety by reference to the actual Amendments filed herewith as Exhibits 10.1, 10.2 and 10.3, which are incorporated herein by reference. The material terms of the Agreements were previously described in Item 5.02 of the Company’s Current Report on Form 8-K filed on November 23, 2010, which description is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and David M. Lobach, Jr., dated January 1, 2013.

10.2	Amendment No. 2 to Amended and Restated Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and Judith A. Hunsicker, dated January 1, 2013.

10.3	Amendment No. 2 to Amended and Restated Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and James R. Bartholomew, dated January 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBASSY BANCORP, INC.

Date: January 02, 2013	By:	/s / Judith A. Hunsicker

		Name:	Judith A. Hunsicker
		Title:	Senior Executive Vice President,
Chief Operating and Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and David M. Lobach, Jr., dated January 1, 2013.

10.2	Amendment No. 2 to Amended and Restated Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and Judith A. Hunsicker, dated January 1, 2013.

10.3	Amendment No. 2 to Amended and Restated Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and James R. Bartholomew, dated January 1, 2013.